                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):              May 15, 2002
                                                                   ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

             0-25636                                    51-0269396
           -----------                              ------------------
     (Commission File Number)              (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


            (302) 594-4000
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Registrant's telephone number, including area code

Item 5.       Other Events

                       On May 15, 2002, the Banc One Credit Card Master Trust
              (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                  Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.       Financial Statements and Exhibits

              (c) Exhibits.

              See page 4 for Exhibit Index.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                First USA Bank, National
                                                Association, as Servicer, on
                                                behalf of BANC ONE CREDIT CARD
                                                MASTER TRUST

                                                 By:    /s/ Tracie H. Klein
                                                      --------------------------
                                                 Name:   Tracie H. Klein
                                                 Title:  First Vice President

Date:  May 15, 2002
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EXHIBIT INDEX

Exhibit    Description                                                                        Page
-------    -----------                                                                        ----
99.1       Excess Spread Analysis                                                                5

99.2       The Trust Allocation Report for the Monthly Period ending April 30, 2002.             6

99.3       Banc One Credit Card Master Trust - Summary Report for Series 1996-A                7-8

99.4       Monthly Servicer's Certificate                                                        9